AMENDED AND RESTATED BY-LAWS

                                    OF

                        BARRINGER TECHNOLOGIES INC.

                      (Effective September 13, 1994)



                                  OFFICES

            Section  1.1.   Registered Office.  The registered office  of  the

Corporation  shall be in the City of Wilmington, County of New  Castle,  State

of Delaware.

            Section   1.2.    Other   Offices.   The  Corporation   may   also

establish  and  maintain  such other offices as the  Board  of  Directors  may from  time  to  time  deem necessary or advisable or as the  business  of  the

Corporation may require.

                               STOCKHOLDERS

            Section  2.1.   Place  of Meetings of Stockholders.   Meetings  of

the  Stockholders shall be held at such place or places as may be  fixed  from time to time by the Board of Directors and the Corporation.

            Section   2.2.   Annual  Meeting  of  Stockholders.   The   annual

meeting  of  the  Stockholders  for the election  of  directors  and  for  the transaction  of  such other business as may properly come before  the  meeting shall  be  held on the second Wednesday of June of each year, if not  a  legal holiday,  and  if that day be a legal holiday, then on the next  business  day following;  provided, however, that the annual meeting may  be  held  on  such other  day  as determined by resolution of the Board of Directors,  as  stated

in the notice of the meeting.

            Section  2.3.   Notice  of  the Annual  Meeting  of  Stockholders.

Written  notice  of the annual meeting stating the place,  date  and  hour  of the  meeting  shall  be given to each Stockholder entitled  to  vote  at  such meeting  not  less  than ten (10) nor more than sixty  (60)  days  before  the date of the meeting.

            Section   2.4.    Special   Meetings  of  Stockholders.    Special

meetings  of  the Stockholders, for any purpose or purposes, unless  otherwise prescribed  by  law, may be called by the President, and shall  be  called  by the  President  or Secretary at the request in writing of a  majority  of  the

Board  of  Directors,  or at the request in writing of Stockholders  owning  a majority  in  amount  of  the entire capital stock of the  Corporation  issued and  outstanding and entitled to vote.  Such request shall state  the  purpose or purposes of the proposed meeting.

            Section   2.5.    Notice  of  Special  Meetings  of  Stockholders.

Written  notice of a special meeting of Stockholders stating the  place,  date and  hour  of  the meeting and the purpose or purposes for which  the  meeting is  called,  shall be given not less than ten (10) nor more  than  sixty  (60)

days  before  the  date of the meeting, to each Stockholder entitled  to  vote as such meeting.

            Section  2.6.   Fixing Record Date.  The Board  of  Directors  may

fix,  in  advance,  a date as the record date for the purpose  of  determining the  Stockholders  entitled  to  notice of  or  to  vote  at  any  meeting  of

Stockholders  or any adjournment thereof, or for the payment of  any  dividend or  other  distribution or allotment of any rights, or to exercise any  rights in  respect  of  any  change, conversion or exchange  of  stock,  or  for  the purpose  of  any other lawful action, which record date shall not precede  the date  upon  which the resolution fixing the record date is adopted  and  which record  date  shall  not be more than sixty (60) or less than  ten  (10)  days before  the  date of such meeting, or more than sixty (60) days prior  to  any other lawful action.

             Section  2.7.   List  of  Stockholders  Entitled  to  Vote.   The

officer  who  has charge of the stock ledger of the Corporation shall  prepare and  make,  at  least  ten (10) days before every meeting of  Stockholders,  a complete  list  of the Stockholders entitled to vote at the meeting,  arranged

in  alphabetical  order,  and showing the address of each  Stockholder.   Such

list  shall  be  open to the examination of any Stockholder, for  any  purpose germane  to  the meeting, during ordinary business hours, for a period  of  at least  ten (10) days prior to the meeting, either at a place within  the  city where  the  meeting  is  to  be held, or, if not so specified,  at  the  place where  the  meeting is to be held.  The list shall also be produced  and  kept at  the  time and place of the meeting during the whole time thereof, and  may be inspected by any Stockholder who is present.

            Section   2.8.   Quorum;  Adjourned  Meetings.   The  holders   of

shares  of  stock having a majority of the votes entitled to be  cast  by  the holders  of  all issued and outstanding shares of stock entitled  to  vote  at the  meeting,  present in person or represented by proxy, shall  constitute  a quorum  at  all meetings of the Stockholders for the transaction  of  business

except   as   otherwise  provided  by  statute  or  by  the   Certificate   of

Incorporation.    If,  however,  such  quorum  shall   not   be   present   or

represented  at  any  meeting of the Stockholders, the  Stockholders  entitled to  vote  thereat, present in person or represented by proxy, shall  have  the power  to  adjourn  the meeting from time to time, without notice  other  than

announcement   at   the  meeting,  until  a  quorum  shall   be   present   or

represented.   At  such adjourned meeting at which a quorum shall  be  present or  represented,  any  business  may  be  transacted  which  might  have  been transacted  at  the  meeting as originally notified.  If  the  adjournment  is for  more  than  thirty (30) days, or if after the adjournment  a  new  record date  is  fixed  for the adjourned meeting, a notice of the adjourned  meeting shall  be  given  to  each  Stockholder of record  entitled  to  vote  at  the meeting.

            Section  2.9.   Vote  Required to Act.  When a quorum  is  present

at  any  meeting,  the vote of the holders of a majority of the  voting  power present  in  person or represented by proxy shall decide any question  brought before  such  meeting,  unless  the question is  one  upon  which  by  express

provision  of  the  statutes  or  of  the  Certificate  of  Incorporation,   a

different  vote  is  required  in  which case  such  express  provision  shall govern  and  control  the decision of such question; provided,  however,  that at  all  meetings  of stockholders for the election of directors  a  plurality of the votes cast shall be sufficient to elect.

            Section  2.10.   Voting Rights of Stockholders;  Proxies.   Unless

the   Certificate   of   Incorporation  of  the  Corporation   shall   provide

otherwise,  each  Stockholder shall at every meeting of  the  Stockholders  be entitled  to  one  (1)  vote  in person or by proxy  for  each  share  of  the

capital   stock   having  voting  power  held  by  such   Stockholder.    Each

Stockholder  entitled  to vote at any meeting of Stockholders  or  to  express consent  or dissent without a meeting may authorize another person  or  person to  act  for him or her by proxy, but no proxy shall be voted after three  (3)

years  from  its  date,  unless  the  proxy  provides  for  a  longer  period.

Without  limiting  the  manner in which a Stockholder  may  authorize  another person  or  persons to act for him or her as proxy, a Stockholder may  execute a  writing  authorizing another person or persons to act for  him  or  her  as

proxy.   Execution  may  be  accomplished by the Stockholder  or  his  or  her authorized  officer,  director,  employee or agent  signing  such  writing  or

causing  his  or  her  signature  to  be  affixed  to  such  writing  by   any

reasonable  means including, but not limited to, by facsimile  signature,  and shall be filed with the Secretary of the Corporation.

             Section  2.11.   Action  Without Meeting.   Any  action  required

to  be  taken  at  any  annual  or  special meeting  of  Stockholders  of  the

Corporation,  or  any  action which may be taken  at  any  annual  or  special meeting  of  such Stockholders, may be taken without a meeting, without  prior notice  and  without  a  vote,  if a consent in  writing,  setting  forth  the action  so  taken, shall be signed by the holders of outstanding stock  having not  less  than  the  minimum  number of votes  that  would  be  necessary  to authorize  or  take such action at a meeting at which all shares  entitled  to vote  thereon  were  present and voted.  Prompt notice of the  taking  of  the corporate  action  without  a meeting by less than unanimous  written  consent shall be given to those Stockholders who have not consented in writing.

            Section  2.12.   Inspectors at Stockholders' Meeting.   The  Board

of  Directors, in advance of any meeting of Stockholders, may appoint  one  or

more  inspectors  to  act  at  the meeting or  any  adjournment  thereof.   If

inspectors  are  not  so  appointed, the presiding officer  may,  and  on  the request  of  any  Stockholder entitled to vote thereat shall, appoint  one  or more  inspectors.  Each inspector, before entering upon the discharge  of  his duties,  shall  take  and sign an oath faithfully to  execute  the  duties  of inspector  at  such  meeting with strict impartiality  and  according  to  the best of his ability.

                                 DIRECTORS

            Section  3.1.   Powers  of the Board of Directors.   The  business

of  the  Corporation  shall be managed by its Board  of  Directors  (sometimes hereinafter  referred to as the "Board") which may exercise  all  such  powers of  the  Corporation  and do all such lawful acts and things  as  are  not  be statute  or  by the Certificate of Incorporation or by these By-laws  directed or required to be exercised or done by the Stockholders.

            Section  3.2.   Number,  Election,  Tenure  and  Qualification  of

Directors.   The  number of directors which shall constitute the  whole  Board

shall  be  not  less than three (3) nor more than fifteen  (15).   Within  the

limits  above  specified,  the  number of directors  shall  be  determined  by resolution  of  the Board at any meeting.  The directors shall be  elected  at the  annual  meeting of the Stockholders, except as provided  in  Section  3.3 of  these  By-laws,  and  each director elected shall hold  office  until  his successor is elected and qualified.  Directors need not be Stockholders.

            Section   3.3.    Newly  Created  Directorships   and   Vacancies.

Vacancies  and  newly  created directorships resulting from  any  increase  in the  authorized  number  of  directors may be filled  by  a  majority  of  the directors  then  in office, though less than a quorum, or by a sole  remaining director,  and  the  directors so chosen shall  hold  office  until  the  next annual  election  and  until  their successors  are  duly  elected  and  shall qualify,  unless  sooner  displaced.  If there are  no  directors  in  office,

then  an  election  of  directors  may be  held  in  the  manner  provided  by

statute.   If,  at  the  time  of filling any vacancy  or  any  newly  created directorship,  the  directors  then in office shall  constitute  less  than  a majority  of  the whole Board (as constituted immediately prior  to  any  such increase),  the  Court of Chancery may, upon application  of  any  Stockholder or  Stockholders  holding at least ten (10%) percent of the  total  number  of the  shares  at  the  time  outstanding having the  right  to  vote  for  such

directors,  summarily  order  an  election  to  be  held  to  fill  any   such

vacancies  or  newly  created  directorships,  or  to  replace  the  directors chosen by the directors then in office.

            Section  3.4.  Resignations.  A resignation from the  Board  shall

be   deemed  to  take  effect  upon  its  receipt  by  the  Secretary,  unless otherwise specified therein.

            Section  3.5.   Place  and  Time of  Meetings  of  the  Board.   A

regular  meeting  of  each  newly  elected Board  shall  be  held  immediately following  the  Annual  Meeting of Stockholders  and  at  the  place  of  such meeting,  or  as soon as practicable thereafter at such place  as  shall  have

been  previously  fixed for that purpose by resolution of  the  Board.   Other

regular  meetings  by the Board may be held at such times and  places  as  the

Board  may  from time to time determine.  Special meetings of the Board  shall be  held  whenever called by order of the Board, by the President  or  by  the

Secretary  at  the written request of any three directors, and at  such  place or  places  as may be fixed by the Board or designated in the notice  of  such meeting.

            Section  3.6.   Notice  of  Meetings of the  Board  of  Directors.

Notice  of  regular meetings of the Board need not be given.   Notice  of  the

time  and  place  of  every special meeting of the Board  shall  be  given  at least  two (2) days before the meeting.  Except as otherwise provided  by  law or  by  these By-laws, any notice of meeting need not specify the  purpose  of the meeting.

            Section  3.7.   Quorum.  At all meetings of the Board  a  majority

of   the  total  number  of  directors  shall  constitute  a  quorum  for  the transaction  of  business and the act of a majority of the  directors  present at  any  meeting  at which there is a quorum shall be the act  of  the  Board,

except   as  may  otherwise  specifically  provided  by  statute  or  by   the

Certificate  of  Incorporation.  If a quorum  shall  not  be  present  at  any meeting  of  the Board, the directors present thereat may adjourn the  meeting from  time  to  time, without notice other than announcement at  the  meeting,

until a quorum shall be present.

            Section   3.8.    Action   Without  Meeting.    Unless   otherwise

restricted  by the Certificate of Incorporation or these By-laws,  any  action required  or  permitted to be taken at any meeting of  the  Board  or  of  any committee  thereof  may  be taken without a meeting, if  all  members  of  the

Board  or committee, as the case may be, consent thereto in writing,  and  the writing  or  writings are filed with the minutes of proceedings of  the  Board or committee.

            Section  3.9.   Compensation and Reimbursement of Directors.   The

Board  may  fix  the compensation of directors for services in  any  capacity,

and  may  allow directors a fixed sum and expenses of attendance, if any,  for

attendance  at  each  directors'  meeting.   Members  of  committees  may   be

allowed  similar  compensation and reimbursement for their services  as  such.

No  such  payment  shall  preclude  any  director  or  committee  member  from serving  the  Corporation  in  any other capacity and  receiving  compensation therefore.

            Section   3.10.   Interest  Directors.   No  contract   or   other

transaction  between  the  Corporation and  one  or  more  of  its  directors,

officers,   or   between   the   Corporation  and   any   other   corporation,

partnership,  association or other organization in which one or  more  of  its directors  or  officers  are  directors  or  officers,  or  have  a  financial interest,  shall  be  void  or  voidable solely for  this  reason,  or  solely because  such  director  or  officer is present  at  or  participates  in  the meeting  of  the Board or committee thereof which authorizes such contract  or transaction,  or  solely  because his or their  votes  are  counted  for  such purposes, if:

                  (1)    the  material facts as to his or her relationship  or

      interest  and  as  to the contract or transaction are disclosed  or  are known  to  the  Board or the committee, and the Board  or  committee  in good  faith  authorizes the contract or transaction by  the  affirmative votes  of  a  majority of the disinterested directors, even  though  the disinterested directors be less than a quorum; or

                  (2)    the  material facts as to his or her relationship  or

      interest  and  as  to the contract or transaction are disclosed  or  are known  to  the  Stockholders entitled to vote thereon, and the  contract or  transaction is specifically approved in good faith by  vote  of  the

      Stockholders; or

                  (3)    the  contract  or  transaction  is  fair  as  to  the

      Corporation  as  of the time it is authorized, approved or  ratified  by the Board, a committee thereof, or the Stockholders.

            Common  or  interested  directors may be  counted  in  determining the  presence  of  a  quorum at a meeting of the Board  which  authorizes  the contract or transaction.

            Section  3.11.   Executive Committee.  The Board  may,  from  time

to  time,  by  resolution passed by a majority of the whole  Board,  designate

an   Executive  Committee  consisting  of  two  or  more  directors   of   the

Corporation.   The  Executive Committee shall have and  exercise  all  of  the powers  of  the  Board in the management of the business and  affairs  of  the

Corporation,  and may authorize the seal of the Corporation to be  affixed  to

all  papers  which  may  require  it.   Such  Committee  shall  serve  at  the

pleasure  of the Board, which shall have the power at any time to  change  the members  thereof, to fill vacancies therein and to discharge  such  Committee,

with or without cause.

            Section  3.12.   Other Committees.  The Board may,  from  time  to

time,  by  resolution passed by a majority of the whole Board,  establish  one or  more  committees  of  the Board, having such powers and  responsibilities,

and  consisting  of  two or more directors of the Corporation,  as  the  Board

shall  designate.   Any and all such committees shall serve  at  the  pleasure of  the  Board, which shall have the power at any time to change  the  members thereof,  to  fill  vacancies  therein and to discharge  any  such  committee,

with or without cause.

                                 OFFICERS

            Section   4.1.    Authorized  Officers.   The  officers   of   the

Corporation  shall  be a President, one or more Vice-Presidents,  a  Treasurer and  a  Secretary.  One person may hold more than one office, and if the  same person  holds  both the office of Secretary and the office  of  Treasurer,  he may be known as the Secretary-Treasurer.

            Section  4.2.  Election or Appointment and Term  of  Office.   The

officers  of  the  corporation, other than subordinate or assistant  officers,

shall  be  elected  or appointed annually by the Board at  its  first  meeting held after each Annual Meeting of Stockholders.

            The  Board  may  from  time to time appoint  such  subordinate  or assistant  officers,  with such powers and duties, as it may  deem  desirable,

and  may  from time to time authorize any officer to appoint and  remove  such subordinate or assistant officers and prescribe their powers and duties.

            Each  officer  shall hold office until his or  her  successor  has been  elected  or  appointed and qualified or until  the  office  is  declared vacant  by  the  Board,  unless  he or she shall  sooner  die,  resign  or  be removed as hereinafter provided.

            Section  4.3.   Removal.  Any officer of the  Corporation  elected

or  appointed  by  the  Board may be removed at any time  by  the  affirmative vote  of  a  majority of the Board.  Any vacancy occurring in  any  office  of the Corporation shall be filled by the Board.

            Section  4.4.  Resignation.  Any officer may resign  at  any  time

by  giving  written  notice  to the President  or  the  Secretary.   Any  such

resignation  shall  take  effect  at the time specified  therein,  and  unless otherwise  specified  therein, the acceptance of such  resignation  shall  not be necessary to make it effective.

            Section  4.5.   Security.  The Board may require  any  officer  to

give  security  for  the  faithful performance of his duties.   Such  security

may  be  in  the form of a bond in such form and with such surety or  sureties as the Board may approve.

            Section  4.6.   Compensation.  The Board shall have power  to  fix

the  compensation  of all officers of the Corporation.  It may  authorize  any

officers   upon  whom  the  power  of  appointing  subordinate  or   assistant

officers   may   have  been  conferred  to  fix  the  compensation   of   such

subordinate or assistant officers.

            Section  4.7.   President.   The  President  shall  be  the  chief

executive  officer  of  the Corporation and, subject to  the  control  of  the

Board  and  the  Executive Committee, shall in general supervise  and  control

all  of  the  business  and  affairs  of  the  Corporation.   He  shall,  when

present,  preside at all meetings of the Stockholders and of  the  Board.   He

may  sign,  with the Secretary or any other proper officer of the  Corporation thereunto  authorized by the Board, certificates representing  shares  of  the

Corporation,  and  deeds, mortgages, bonds, contracts,  or  other  instruments which  the  Board  has authorized to be executed, except in  cases  where  the signing  and  execution thereof shall be expressly delegated by the  Board  or by  these  By-laws  to  some other officer or agent  of  the  Corporation,  or shall  be  required by law to be otherwise signed or executed; and in  general shall  perform  all  duties as may be prescribed by the  Board  from  time  to time.

            Section  4.8.   Vice Presidents.  In the absence of the  President

or  in  the event of his death or inability to act, the Vice President (or  in the  event there be more than one Vice President, the Vice Presidents  in  the order  designated  at the time of their election, or in  the  absence  of  any designation,  then in the order of their seniority) shall perform  the  duties of  the  President, and when so acting, shall have all the  authority  of  and be  subject  to  all the restrictions upon the President.  Any  Vice-President may  sign,  with the Secretary or any other proper officer of the  Corporation thereunto  authorized by the Board, certificates representing  shares  of  the

Corporation;  and  shall perform such other duties as from time  to  time  may be assigned to him by the President or by the Board.

            Section  4.9.   Secretary.  The Secretary shall keep  the  minutes

of  the  meetings  of  the Stockholders, of the Board  and  of  the  Executive

Committee  in books provided for the purpose.  He shall see that  all  notices are  duly  given  in  accordance with the provisions of these  By-laws  or  as required  by law.  He shall be custodian of the corporate records and  of  the seal  of  the  Corporation.  He shall see that the corporate seal  is  affixed to  all  documents, the execution of which on behalf of the corporation  under

its  seal  is  duly authorized, and when so affixed may attest the  same.   In

general,  he  shall  perform all duties incident to the office  of  Secretary,

and  such  other duties as from time to time may be assigned  to  him  by  the

President or by the Board.

            Section  4.10.   Treasurer.  The Treasurer shall  have  charge  of

and  be  responsible for all funds, securities, receipts and disbursements  of the  Corporation and shall deposit or cause to be deposited  in  the  name  of the  Corporation  all moneys or other valuable effects in  such  banks,  trust companies  or  other depositories as shall from time to time be designated  by

the  Board.   He shall have charge and custody of and be responsible  for  the keeping  of  correct  and complete books and records of  the  account  of  the

Corporation  and shall render to the Board whenever requested  an  account  of the  financial  condition  of the Corporation.  In general  he  shall  perform all  the  duties incident to the office of Treasurer and such other duties  as may be assigned to him by the President or by the Board.

            Section  4.11.   Assistant Secretaries and  Assistant  Treasurers.

The  Assistant  Secretary and Assistant Treasurer or, if there  be  more  than

one,   the  Assistant  Secretaries  and  Assistant  Treasurers  in  the  order

determined  by  the  Board,  shall,  in  the  absence  or  inability  of   the

Secretary  or  the Treasurer, perform the duties and exercise  the  powers  of the  Secretary and the Treasurer, respectively, and shall perform  such  other duties  and  have such other powers as from time to time may  be  assigned  to them or any of them by the President or by the Board.

                          SHARES AND STOCKHOLDERS

            Section  5.1.  Certificates.  Each Stockholder shall  be  entitled to  a  share  certificate or certificates in a form  to  be  approved  by  the

Board,  certifying  the  number  of  shares  owned  by  him,  signed  by   the

President   or  a  Vice  President  and  by  the  Treasurer  or  an  Assistant

Treasurer  or  the  Secretary or an Assistant Secretary and  sealed  with  the seal of the Corporation or a facsimile thereof.

            Section  5.2.   Transfer of Shares.  Transfer of shares  of  stock

of  the  Corporation  shall be made only on the books of  the  corporation  by the  holder  thereof  or  by duly authorized power of attorney  duly  executed and  filed  with the Secretary of the Corporation, or its transfer agent,  and

upon  the  surrender  of  the  certificate  representing  the  shares  to   be

transferred  properly  endorsed  and bearing the  requisite  amount  of  stock transfer  stamps, if any, duly canceled.  No transfer of shares  of  stock  of the  Corporation  shall be valid as against the Corporation, its  Stockholders and  creditors  for  any  purpose, until it shall have  been  entered  in  the stock  books  of  the  corporation  by an  entry  showing  from  and  to  whom transferred.

            Section  5.3.   Lost,  Mutilated or  Destroyed  Certificates.   In

case  any  share certificate is lost, mutilated or destroyed,  the  Board  may authorize  the  issuance  of  a new certificate in  place  thereof  upon  such terms and conditions as it may deem advisable.

                               DEPOSITORIES

            Section  6.   The  Board  may designate one or  more  depositaries

for  the  funds  of  the  Corporation and  shall  determine  what  officer  or officers  or other agents or employees shall be entitled to act on  behalf  of the  Corporation  with  respect  to accounts  of  the  Corporation  with  such depositories.


                                FISCAL YEAR

            Section  7.   The fiscal year of the Corporation shall  be  fixed,

and shall be subject to change, by resolution of the Board.

                                   SEAL

            Section  8.   The  Board  shall provide  a  suitable  seal  having

inscribed  thereon the name of the Corporation, the year 1967 and  such  other

appropriate  legend as may from time to time be determined by the  Board.   If

deemed  advisable  by  the Board, a duplicate seal or seals  may  be  provided and kept for the necessary purposes of the Corporation.

                                  NOTICES

            Section   9.1.    Manner  of  Notice.   Whenever   by   law,   the

Certificate  of  Incorporation  or  these  By-laws,  notice  is  required   or

permitted  to be given to any Stockholder, director, officer or  member  of  a committee,  it  shall not be construed to require personal  notice,  but  such notice  may be given in writing, by mail, addressed to such person at  his  or her  address as the same appears on the books of the Corporation  or  to  such other  address  as  such person may have designated in a  written  request  to the  Secretary  of  the Corporation, with postage prepaid  thereon,  and  such notice  shall  be  deemed to be given at the time when the same  shall  be  so deposited in the United States mail.

            Section 9.2.  Waiver of Notice to Stockholders.  Notice of a

meeting need not be given to any Stockholder who submits a signed waiver of notice in person or by proxy, whether before or after the meeting.  The attendance of any Stockholder at a meeting, in person or by proxy, except for the purpose of objecting at the beginning of the meeting to the lack of notice to such meeting, shall constitute a waiver of notice by him.

            Section  9.3.   Waiver-of  Notice  to  Directors.   Notice  of   a

meeting  need  not  be given to any director who submits a  signed  waiver  of notice  whether  before  or  after the meeting, or  who  attends  the  meeting without  protesting,  prior  thereto or  at  its  commencement,  the  lack  of

notice  to  him.   A  waiver of notice need not specify  the  purpose  of  any regular or special meeting of the Board.

            Section   9.4.    When  Notice  or  Lapse  of  Time   Unnecessary.

Whenever  by  law,  the Certificate of Incorporation or these  By-laws  or  by the  term  of  any agreement or instrument, the Corporation or  the  Board  is authorized  to  take any action after notice to any person  or  persons,  such action  may  be  taken  without notice if at any time  before  or  after  such action  is  completed  the  person  or persons  entitled  to  such  notice  or entitled  to  participate in the action to be taken  or,  in  the  case  of  a

Stockholder,  his attorney-in-fact, submit a signed waiver of notice  of  such requirements.

            Section  10.   Indemnification.   Every  person  (and  the  heirs,

executors  and  administrators of such person)  who  is  or  was  a  director,

officer,  employee  or agent of the Corporation, or any  other  company  which such  person  serves  or  served as such at the request  of  the  Corporation,

shall  be  indemnified by the Corporation against all judgments,  payments  in settlement  (whether  or not approved by court), fines,  penalties  and  other reasonable  costs and expenses (including fees and disbursements  of  counsel)

imposed  upon  or  incurred  by such person in connection  with  or  resulting from  any  action, suit, proceeding, investigation or claim, civil,  criminal,

administrative,  legislative or other (including  any  criminal  action,  suit or  proceeding  in  which  such  person  enters  a  plea  of  guilty  or  nolo contendere  or  its  equivalent), or any appeal  relating  thereto,  which  is brought  or  threatened either by or in the right of the Corporation  or  such other  company  (herein called a "derivative action") or by any other  person,

governmental  authority  or  instrumentality  (herein  called  a  "third-party action"),  and  in  which such person is made a part or is otherwise  involved by  reason  of  his being or having been such director, officer,  employee  or agent  or  by reason of any action or omission by such person in his  capacity as  such  director, officer, employee or agent if either (a)  such  person  is wholly  successful, on the merits or otherwise, in defending  such  derivative or  third-party  action  or  (b)  in the judgment  of  a  court  of  competent jurisdiction  or, in the absence of such a determination, in the  judgment  of a  majority  of  a  quorum of the directors of the Corporation  (which  quorum shall  not  include  any director who is a party to or is  otherwise  involved in  such  action) or, in the absence of such a disinterested  quorum,  in  the opinion  of  independent  legal  counsel (i)  in  the  case  of  a  derivative

action,   such   person  acted  without  negligence  or  misconduct   in   the

performance  of his duties to the Corporation or such other company,  or  (ii)

in  the  case  of  a third-party action, such person acted in  good  faith  in what  he  reasonably believed to be the best interests of the  Corporation  or such  other  company  and, in addition, in any criminal  action,  such  person had  no  reasonable  cause to believe that his action was  unlawful;  provided that,  in the case of a derivative action, such indemnification shall  not  be made  in  respect of any payment to the Corporation or such other  company  or any  stockholder  thereof in satisfaction of judgment or in settlement  unless either  (x)  a  court of competent jurisdiction has approved such  settlement,

if  any,  and the reimbursement of such payment or (y) if the court  in  which such  action  has  been instituted lacks jurisdiction to grant  such  approval or  such  action  is  settled before the institution of judicial  proceedings,

in  the  opinion  of  independent legal counsel, the  applicable  standard  of conduct  specified  in  this sentence has been met, such  action  was  without merit,  such settlement was in the best interests of the Corporation  or  such other  company  and  the reimbursement of such payment  is  permissible  under

applicable  law.   In  case  such  person is  successful,  on  the  merits  or otherwise,  in  defending part of such action or, in the judgment  of  such  a court  or  such  directors  or in the opinion of such  counsel,  has  met  the applicable  standard  of  conduct specified in  the  preceding  sentence  with respect  to  part  of such action, he shall be indemnified by the  Corporation against  the  judgments,  settlement  payments,  fines,  penalties  and  other costs and expenses attributable to such part of such action.

            The  foregoing rights of indemnification shall be in  addition  to any  rights  to  which  any  such director, officer,  employee  or  agent  may otherwise  be entitled under any agreement or vote of Stockholders or  at  law

or   in   equity   or   otherwise,  including,  but  not   limited   to,   any

indemnification  to which such director, officer, employee or  agent  may  now or  hereafter  be  entitled under Section 145 of the General  Corporation  Law of the State of Delaware.

            In  any  case in which, in the judgment of a majority  of  such  a disinterested  quorum of the directors, any such director,  officer,  employee or  agent  will be entitled to indemnification under the foregoing  provisions

of   this  Article,  such  amounts  as  they  deem  necessary  to  cover   the

reasonable  costs  and  expenses incurred by such person  in  connection  with

the   action,  suit,  proceeding,  investigation  or  claim  prior  to   final

disposition  thereof  may  be  advanced to such  person,  in  the  case  of  a director  or officer, upon receipt of an undertaking by or on behalf  of  such person  to  repay such amounts if it is ultimately determined that he  is  not so  entitled  to  indemnification and in the case of  an  employee  or  agent,

upon such terms and conditions, if any, as the Board deems appropriate.

                           AMENDMENT AND REPEAL

            Section  11.  Mode of Amendment or Appeal.  These By-laws  may  be amended,  repealed  or  new  By-laws adopted, by vote  of  the  holders  of  a majority  of  the stock having voting power or by the affirmative  vote  of  a majority  of  the entire Board, at any meeting duly called and held  at  which a  quorum  is  present.  Any By-law adopted by the Board  may  be  amended  or repealed by the Stockholders entitled to vote thereon as herein provided.